SECURITIES AND EXCHANGE COMMISSION

			Washington, D.C.  20549




			       FORM 8-K

			    CURRENT REPORT




		    PURSUANT TO SECTION 13 OR 15(d)

		OF THE SECURITIES EXCHANGE ACT OF 1934





		    Date of Report:  July 31, 1998





		 BRITTON & KOONTZ CAPITAL CORPORATION
	  (Exact name of issuer as specified in its charter)





							 64-0665423
     Mississippi                 0-22606                (IRS Employer
(State of Incorporation)   Commission File Number    Identification No.)





	     500 Main Street, Natchez, Mississippi  39120
	       (Address of principal executive offices)





		       Telephone:  (601)445-5576

		 BRITTON & KOONTZ CAPITAL CORPORATION
			    AND SUBSIDIARY


				 INDEX


Item 5.  Other Events.

	   The contents of Exhibit 20 to this Form 8-K are hereby incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

     (c)   Exhibits.

	   20   Other Documents or Statements to Security Holders.

			       SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


			   BRITTON & KOONTZ CAPITAL CORPORATION




July 31, 1998              /s/ W. Page Ogden
			   W. Page Ogden
			   President and Chief Executive
			   Officer

			    Exhibits Index






Exhibit
Number          Item



20              Other Documents or Statements to Security Holders


		Press Release Dated July 29, 1998